(Exhibit 10.7)

                             ALLIANCE TITLE COMPANY

               2291 W. March Lane, Suite D100, Stockton, CA 95207
                                 (209) 476-1515

                        BUYER/BORROWER CLOSING STATEMENT
                                     Final

Buyer/Borrower:   Pacific State Bank           Escrow No:      12039187-703 JGG
                                               Close Date:     07/31/2001
                                               Proration Date: 07/31/2001
                                               Date Prepared:  07/31/2001

Property:  1899 W. March Lane, Ste C           We Certify This to be
           Stockton, CA 95207                  A TRUE AND CORRECT COPY
                                               OF THE ORIGINAL
                                               ALLIANCE TITLE
                                               BY: [ILLEGIBLE]
                                                  ---------------------

-----------------------------------------------------------------------------------------
                      Description                              Debit             Credit
=========================================================================================
TOTAL CONSIDERATION:
    Total Consideration                                     $82,000.00
    Deposit/Earnest Money                                                        5,000.00
    Deposit                                                                     82,581.16

ESCROW CHARGES
    Escrow Fee to Alliance Title Company                        273.00

RECORDING FEES:
    Recording Fees to Alliance Title Company                     13.00

PRORATION AND ADJUSTMENTS:
    County Taxes               From 07/01/01 To 07/31/01                            92.69
      Based on the Semi-Annual amount of $556.16
    Q/L H. O. ASSN.-EST        From 07/31/01 To 01/01/02         62.50
      Based on the Semi-Annual amount of $150.00

COMMISSIONS:
    Commission                                                4,920.00
      $4,920.00      to First Commercial Real Estate

TITLE CHARGES:
    Owners Policy to Alliance Title Company                     313.50
                                                            -----------------------------

  Sub Totals                                                 87,582.00          87,673.85
  Refund Due Buyer                                               91.85
  Totals                                                    $87,673.85         $87.673.85
                                                            =============================
-----------------------------------------------------------------------------------------

                             ALLIANCE TITLE COMPANY

               2291 W. March Lane, Suite D100, Stockton, CA 95207
                                 (209) 476-1515

                        BUYER/BORROWER CLOSING STATEMENT
                                   Estimated

Buyer/Borrower:   Pacific State Bank           Escrow No:      12037270-703 JGG
                                               Close Date:     07/20/2001
                                               Proration Date: 07/20/2001
                                               Date Prepared:  07/17/2001

Property:  1899 W. March Lane,
           Stockton, CA 95207

-----------------------------------------------------------------------------------------
                      Description                              Debit             Credit
=========================================================================================
TOTAL CONSIDERATION:
    Total Consideration                                    $371,000.00
    Deposit/Earnest Money                                                        5,000.00

ESCROW CHARGES
    Escrow Fee to Alliance Title Company                        500.00
    Document Preparation to Alliance Title Company              100.00
    Notary Fee to Alliance Title Company                         40.00

RECORDING FEES:
    Recording Fees to Alliance Title Company                     50.00

ADDITIONAL CHARGES:
    transfer fee to M&C Association Management Ser               62.00

PRORATION AND ADJUSTMENTS:
    County Taxes               From 07/01/01 To 07/20/01                           268.31
      Based on the Semi-Annual amount of $2,541.86
    quail lakes owners         From 07/20/01 To 01/01/02        254.02
      Based on the Annual amount of $568.00
                               From 07/20/01 To 08/01/01        159.88
      Based on the Monthly amount of $436.03

COMMISSIONS:
    Commission                                               11,130.00
      $11,130.00     to First Commercial Real Estate

TITLE CHARGES:
    Owners Policy to Alliance Title Company                     655.00
                                                      -----------------------------------

  Sub Totals                                                383,950.90           5,268.31
  Balance Due From Buyer                                                       378,682.59
  Totals                                                   $383,950.90        $383,950.90
                                                      ===================================
-----------------------------------------------------------------------------------------

-----------------------------------------------
Pacific State Bank

                             ALLIANCE TITLE COMPANY

               2291 W. March Lane, Suite D100, Stockton, CA 95207
                                 (209) 476-1515

                        BUYER/BORROWER CLOSING STATEMENT
                                     Estimated

Buyer/Borrower:   Pacific State Bank           Escrow No:      12037386-703 JGG
                                               Close Date:
                                               Proration Date:
                                               Date Prepared:  07/17/2001

Property:  1899 W. March Lane, Ste A
           Stockton, CA 95207

-----------------------------------------------------------------------------------------
                      Description                              Debit             Credit
-----------------------------------------------------------------------------------------
TOTAL CONSIDERATION:
    Total Consideration                                     $149,000.00
    Deposit/Earnest Money                                                        5,000.00

ESCROW CHARGES
    Escrow Fee to Alliance Title Company                         331.50

RECORDING FEES:
    Recording Fees to Alliance Title Company                      13.00

PRORATION AND ADJUSTMENTS:
    County Taxes               From 07/01/01 To 07/20/01                           129.73
      Based on the Semi-Annual amount of $1,229.02
    Q/L H. O. ASSN.             From 07/20/01 To 01/01/02         67.08
      Based on the Annual amount of $150.00
    GROUSE RUN OWNER'S ASSN.   From 07/20/01 TO 08/01/01          63.29

TITLE CHARGES:
    Owners Policy to Alliance Title Company                      415.50
                                                            -----------------------------

  Sub Totals                                                 149,880.37          5,129.73
  Refund Due Buyer                                                             144,750.64
  Totals                                                    $149,880.37       $149,880.37
                                                            =============================
-----------------------------------------------------------------------------------------

-----------------------------------------------
Pacific State Bank

                             ALLIANCE TITLE COMPANY

               2291 W. March Lane, Suite D100, Stockton, CA 95207
                                 (209) 476-1515

                        BUYER/BORROWER CLOSING STATEMENT
                                     Final

Buyer/Borrower:   Pacific State Bank           Escrow No:      12037417-703 JGG
                                               Close Date:     07/20/2001
                                               Proration Date: 07/20/2001
                                               Date Prepared:  07/24/2001

Property:  1899 W. March Lane, Ste C         WE CERTIFY THIS TO BE
           Stockton, CA 95207                A TRUE AND CORRECT COPY
                                             OF THE ORIGINAL
                                             ALLIANCE TITLE
                                             BY: [ILLEGIBLE]
                                                ---------------------

-----------------------------------------------------------------------------------------
                      Description                              Debit             Credit
-----------------------------------------------------------------------------------------
TOTAL CONSIDERATION:
    Total Consideration                                     $145,000.00
    Deposit/Earnest Money                                                        5,000.00
    Deposit                                                                    145,128.50

ESCROW CHARGES
    Escrow Fee to Alliance Title Company                         327.50

RECORDING FEES:
    Recording Fees to Alliance Title Company                      13.00

PRORATION AND ADJUSTMENTS:
    County Taxes               From 07/01/01 To 07/20/01                            90.87
      Based on the Semin-Annual amount of $860.83
    Q/L H.O. ASSN.             From 07/20/01 To 01/01/02          67.08
      Based on the Annual amount of $150.00
    Grouse Run Owner's Assn.   From 07/20/01 To 08/01/02          53.29
      Based on the Monthly amount of $145.34

COMMISSIONS:
    Commission                                                 4,350.00
      $4,350.00      to Paul Hermann Realtor
      $4,350.00      to First Commercial Real Estate

TITLE CHARGES:
    Owners Policy to Alliance Title Company                      408.50
                                                            -----------------------------

  Sub Totals                                                 150,219,37        150,219.37

  Totals                                                    $150,219,37       $150,219.37
                                                            =============================
-----------------------------------------------------------------------------------------